Exhibit 10.2

                        Form of Stock Purchase Agreement

Document No. 214490_5
                                      (5)

              ---------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                          dated as of January 10, 1995

                                    between
                        --------------------------------

                                      and

                          Electronic Associates, Inc.

             ------------------------------------------------------

Document No. 230034_1

                            STOCK PURCHASE AGREEMENT

                    This Stock Purchase Agreement, dated as of the 10th of January 1995, (this "Agreement") between ________________________ (the "Seller")
                                      and
                          Electronic Associates, Inc.
a corporation duly organized and validly existing under the laws of the State of New Jersey in the United States of America, with offices at 185 Monmouth Parkway, West Long Branch, New Jersey, 07664 (the "Purchaser") .

                                  WITNESSETH:

                    WHEREAS, the Seller is a record owner of, and has the sole dispositive power with respect to, the ______________ issued and outstanding ordinary shares par value N.I.S. 0.01 per share of BarOn Technologies Ltd. (the "Company") out of which _____________ shares are sold hereunder (the "Shares of BarOn Stock");

                    WHEREAS, the Seller desires to sell its Shares of BarOn Stock to the Purchaser and the Purchaser desires to acquire the Shares of BarOn Stock from the Seller upon the terms and conditions set forth herein; and

                    WHEREAS, the parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated hereby;

                    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

                                   ARTICLE 1
                   Purchase and Sale of Shares of BarOn Stock

                    Section 1.1 Purchase and Sale of Shares of BarOn Stock. At the Closing, subject to the terms and conditions set forth herein, the Seller shall sell, transfer and assign to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares of BarOn Stock.

                    Section 1.2 Purchase Price. The purchase price for the Shares of BarOn Stock to be paid at the Closing by the Purchaser to the Seller shall be _____________ of. The purchase price shall be paid by bank check.

Document No. 230034_1
                                      (7)

                    Section 1.3 Delivery of Stock Certificates.

                    a) At the Closing, the Seller shall deliver to the Purchaser stock certificates, together with a duly executed and a witnessed transfer deed signed by the Seller. The purchaser shall counter sign the transfer deed and return it to the President of the company.

                    b) The Seller shall take all actions necessary to accomplish the transfer of the Shares of BarOn Stock to the Purchaser on the books and records of the Company and with the Israeli companies registrar.

                    Section 1.4 Closing. Subject to the satisfaction of the conditions precedent specified in Sections 3.01 and 3.02 hereof and on the terms set forth herein, the consummation of the transactions contemplated by this Agreement shall take place at the offices of Richard Jaffe Esq. at 10:00 a.m. Philadelphia time on January 10, 1995 (the "Closing"). At the Closing, the parties shall exchange the certificates specified in Sections 3.01(a) and 3.02(a) and shall execute such documents as may be deemed necessary or advisable in the opinion of counsel to the Purchaser and the Seller to effectuate the transactions contemplated by this Agreement.

                                   ARTICLE 2
                         Representations and Warranties
                    Section 2.1 Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser as follows:

                    (a) Ownership; Authorization. The Shares of BarOn Stock represent ______ % of the issued shares of the Company's stock. The Seller presently owns, and will own at the time of the Closing, both beneficially and of record, the Shares of BarOn Stock free and clear of any restrictions on transfer (other than any restrictions under the federal or and state securities laws), options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller has the sole and exclusive right, power and authority to enter into this Agreement and to sell all of the Shares of BarOn Stock as provided herein. Upon such sale, the Purchaser shall receive good and valid title to all Shares of BarOn Stock, subject to no liens, encumbrances or other adverse interests of any kind.

                    (b) Execution. This Agreement has been duly executed and delivered by the Seller and is binding upon and enforceable against the Seller in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally, and general principles of equity.

                    (c) Delivery. The Certificates for the Shares of BarOn Stock will be, when delivered to the Purchaser, in good form for delivery.

                    (d) No Government Consents. The Seller is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or

Document No. 230034_1
                                      (8)
governmental agency or other party (including any spouse) in order for him/her or it to consummate the transactions contemplated by this Agreement.

                    (e) Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or, if the Seller is a corporation, any provision of its charter or by-laws or
(ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which he, she or it is bound or to which any of his, her or its assets is subject.

                    (f) Brokers' Fees. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Purchaser could become liable or obligated.

                    Section 2.2  Representations and Warranties of the
                                 Purchaser.

                    (a) Execution. This Agreement has been duly executed and delivered by the Purchaser and is binding upon and enforceable against the Purchaser in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally, and general principles of equity.

                    (b) No Government Consents. The Purchaser is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency or other party (including any spouse) in order for him/her or it to consummate the transactions contemplated by this Agreement.

                    (c) Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Purchaser is subject or, any provision of its charter or by laws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser is a party or by which he, she or it is bound or to which any of his, her or its assets is subject.

                    (d) Upon closing the Seller shall submit an opinion of counsel verifying the provisions of this section 2.2.

Document No. 230034_1
                                      (9)

                                   ARTICLE 3
                              Conditions Precedent

                    Section 3.1 Conditions to the Obligations of the Seller. The obligation of the Seller to consummate the sale of the Shares of BarOn Stock in accordance with this Agreement is subject to the satisfaction on or prior to the Closing of each of the following conditions precedent, unless waived by it in accordance with Section 5.6 hereof:

                    (a) Certificate. The representations and warranties of the Purchaser in Section 2.2 hereof shall be true in all material respects as of the Closing, and the Purchaser shall have complied with or performed all of the agreements, covenants and obligations hereunder required to be performed by it as of the Closing. The Seller shall have received a certificate to such effect, dated as of the Closing, and executed by the Purchaser, which certification shall be stated to be the best of the Purchaser's knowledge after reasonable investigation.

                    Section 3.2 Conditions to the Obligations of the Purchaser. The obligation of the Purchaser to consummate the sale of the Shares of BarOn Stock in accordance with this Agreement is subject to the satisfaction on or prior to the Closing of each of the following conditions precedent, unless waived by it in accordance with Section 5.7 hereof:

                    (a) Certificate. The representations and warranties of the Seller set forth in Section 2.1 hereof shall be true as of the Closing, and the Seller shall have complied with or performed all of the agreements, covenants and obligations hereunder required to be performed by it as of the Closing. The Purchaser shall have received a certificate to such effect, dated as of the Closing, executed by the Seller, which certification shall be stated to the best of such Seller's knowledge after reasonable investigation.

                    (b) Opinion of Counsel. The Seller shall have delivered to the Purchaser an opinion of counsel of _____________ in Exhibit A hereto identical to the form attached hereto as Exhibit A".

                                   ARTICLE 4
                                 Not Applicable

                                   ARTICLE 5
                        Other Agreements of the Parties

                    Section 5.1 Covenants, etc. To Bind. All covenants, agreements, warranties and representations made herein or in any certificates delivered in connection with the Closing by or on behalf of the Purchaser or the Seller shall bind the Purchaser and the Seller, respectively, and such covenants, agreements, warranties and representations shall survive the execution and delivery

Document No. 230034_1
                                      (10)
of this Agreement, any investigation made by or on behalf of the Purchaser or the Seller, but shall not survive the Closing.

                    Section 5.2 Purchaser Access to the Company. The Purchaser represents and warrants that it has been given the full opportunity to evaluate the Company from all aspects deemed by it to be of importance, had been given access to all documents and professionals engaged by the Company in order to allow the Purchaser to make a decision and that it found the Company and the Shares of BarOn Stock satisfactory to its needs.

                    Section 5.3 Stamp duties imposed by the State of Israel on this transaction and its registration shall be born by both parties in equal shares.

                    Section 5.4 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be effective only if delivered personally or by overnight delivery service or sent by confirmed telex, telegram or facsimile transmission, or by certified or registered mail, postage prepaid and return receipt requested, as follows:

                                     If to the Seller to:

                                     [To Be Added]
                                     Attention:

                                     with required copies to:

                                     Steven G. Tepper, Esquire
                                     Arnold & Porter
                                     399 Park Avenue
                                     New York, N.Y. 10022
                                     Facsimile No: (212) 715-1399
                                     Telephone No: (212) 715-1140

                                     If to the Purchaser to:

                                     Electronic Associates, Inc.
                                     185 Monmouth Parkway
                                     West Long Branch, New Jersey 07764
                                     Facsimile No: (908) 571-0583
                                     Telephone No: (908) 229-1100
                                     Attention: Jules M. Seshens

Document No. 230034_1
                                      (11)
                                                       and also to:

                                     Mr Jules M. Seshens.
                                     Gutwirth Park, Technion City,
                                     Haifa 32000, Israel.

                                     With required copies to:
                                     ========================

                                     Richard P. Jaffe, Esq.
                                     Mesirov Gelman Jaffe
                                       Cramer & Jamieson
                                     1735 Market Street
                                     Philadelphia, PA 19103-7598
                                     Facsimile No: (215) 994-1111
                                     Telephone No: (215) 944-1000

or to such other address as any party to this Agreement shall specify by notice to the other party or parties, and shall be deemed to have been given upon receipt.

                   Section 5.5 Assignment Binding Effect; Benefits. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party to this Agreement without the prior written consent of the other party or parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, it being the intention of the parties to this Agreement that this Agreement is for the sole and exclusive benefit of such parties or such successors and assigns and for the benefit of no other person.

                    Section 5.6 Waiver; Amendment.

Document No. 230034_1
                                      (12)

                    (a) The Seller and the Purchaser may by an instrument in writing executed in the same manner as this Agreement: (i) extend the time for the performance of any of the agreements of the other party under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant hereto or thereto; (iii) waive the performance by the other party of any of the agreements to be performed by it under this Agreement; or (iv) waive the satisfaction or fulfillment of any condition to the obligations of the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.

                    (b) This Agreement may be amended, modified or supplemented by the written agreement of the Purchaser and the Seller.

                    Section 5.7 Cumulative Rights. Each and every right granted to each party hereunder, or under any other document delivered in connection herewith, and each and every right allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of any party to exercise, and no delay in exercising (except where a specific time period is specified), any right shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right preclude any other future exercise thereof or the exercise of any other right.

                    Section 5.8 Entire Agreement. This Agreement and the documents executed in connection herewith together constitute the entire agreement between the Seller and the Purchaser with respect to the transactions contemplated hereby. All prior negotiations, discussions and agreements by and among the parties hereto which are not reflected in the above-described agreements and documents are merged into said agreements and documents and have no further force and effect.

                    Section 5.9 Article and Section Headings. Article and Section headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                    Section 5.10 Public Announcement. Except as required by law, the parties shall refrain from making any public announcement of the transactions contemplated by this Agreement except jointly with, and upon express approval, of each other.

                    Section 5.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party or parties.

                    Section 5.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Israel without giving effect to conflict of laws principles thereof.

Document No. 230034_1
                                      (13)

                    Section 5.13 Jurisdiction. To the fullest extent permitted by applicable law, the Purchaser hereby irrevocably and unconditionally agrees that any suit, action or proceeding with respect to this Agreement, or any action or proceeding to execute or otherwise enforce any judgement in respect of a breach thereof, brought by the Purchaser against the Seller or any of his or her or its property shall be brought in Israel, and by execution and delivery of this Agreement, the Purchaser irrevocably submits to the exclusive jurisdiction of such court. In addition, the Purchaser hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding arising out of or relating to this Agreement, brought in any such court, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                    IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                                ELECTRONIC ASSOCIATES, INC.

                                                By:___________________________

                                                Title:________________________

                                                -------------------------------
                                                Seller

Document No. 230034_1
                                      (14)

                                   Exhibit A

                     MATTERS TO BE ADDRESSED IN OPINION OF
                 COUNSEL TO BE DELIVERED UNDER SECTION 5.02(b)
                                OF THE AGREEMENT

                    a. is the owner of record of ____________ ordinary shares of BarOn Technologies, Ltd.

                    b. All of the Shares of BarOn Stock are owned by the Seller.

                    c. The Agreement has been duly executed and delivered by the Seller and (assuming due authorization, execution and delivery by the Purchaser) constitutes the valid, binding and enforceable obligation of the Seller.

                    d. In rendering the foregoing opinions, counsel may rely as to factual matters upon certificates or other documents furnished by the Seller and such other documents and data as such counsel shall deem appropriate.

Document No. 230034_1